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                                                                    EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     As independent certified public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (Registration Statement File Nos. 33-59159, 333-11833, 333-11837, 333-46399, 333-80607 and 333-38344).

ARTHUR ANDERSEN LLP




West Palm Beach, Florida,
    March 23, 2001.